Capital risk	12 Months Ended
Dec. 31, 2017
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Capital risk

Capital risk

Overview (unaudited)

Capital risk is the risk that we do not have an adequate amount or quality of capital to meet our internal business needs, regulatory requirements and market expectations, including dividend and AT1 distributions.

In this section, we set out how we are regulated by the PRA (as a UK banking group) and the European Central Bank (ECB) as a member of the Banco Santander group. We also give details of the Bank of England’s 2017 stress testing exercise and an update on emerging rules.

We explain how we manage capital on a standalone basis as a subsidiary in the Banco Santander group.

We then analyse our capital resources and key capital ratios including our leverage and RWAs.

Key metrics (unaudited) CET1 capital ratio of 12.2% (2016: 11.6%) UK leverage ratio of 4.4% (2016: 4.1%) Total capital resources increased to £15.5bn (2016: £15.2bn)

THE SCOPE OF OUR CAPITAL ADEQUACY

Regulatory supervision

Santander UK Group Holdings plc is incorporated in the UK. For capital purposes, we are subject to prudential supervision by the:

–	PRA: as a UK banking group
–	ECB: as a member of the Banco Santander group. The ECB supervises Banco Santander as part of the Single Supervisory Mechanism (SSM).

Although we are part of the Banco Santander group, we do not have a guarantee from our immediate and ultimate parent Banco Santander SA and we operate as an autonomous subsidiary. As we are regulated by the PRA, we have to meet the PRA capital requirements on a standalone basis. We also have to show the PRA that we can withstand capital stress tests without the support of our parent. Reinforcing our corporate governance framework, the PRA exercises oversight through its rules and regulations on the Board and senior management appointments.

Santander UK Group Holdings plc is the holding company of Santander UK plc and is the head of the Santander UK group for regulatory capital and leverage purposes. The basis of consolidation for our capital disclosures is the same one we use for our Consolidated Financial Statements.

CAPITAL RISK MANAGEMENT

The Board is responsible for capital management strategy and policy and ensuring that our capital resources are monitored and controlled within regulatory and internal limits. We manage our funding and maintain capital adequacy on a standalone basis. We operate within the capital risk framework and appetite approved by our Board. This takes into account the commercial environment we operate in, our strategy for each of our material risks and the potential impact of any adverse scenarios or stresses on our capital position.

Management of capital requirements

Our capital risk appetite aims to maintain capital levels appropriate to the level of stress applied, and the expected regulatory response.

–	In an adverse economic stress, which we might expect to occur once in 20 years, the firm should maintain an economic capital surplus, and should exceed all regulatory capital minimum criteria at all times
–	In a very severe economic stress, which we might expect to occur once in 100 years, and which has been designed to test any specific weaknesses of a firm’s business model, the firm should maintain an economic capital surplus, and should meet all regulatory minimums at all times. This is subject to the use of regulatory buffers designed for such a stress.

Management of capital resources

We use a mix of regulatory and economic capital ratios and limits, internal buffers and restrictions to manage our capital resources. We also take account of the costs of differing capital instruments and capital management techniques. We also use these to shape the best structure for our capital needs.

We decide how to allocate our capital resources as part of our strategic planning process. We base this in part on the relative returns on capital using both economic and regulatory capital measures.

We plan for severe stresses and we set out what action we would take if an extremely severe stress threatened our viability and solvency. This could include not paying dividends, selling assets, reducing our business and issuing more capital.

Risk measurement

We apply Banco Santander SA’s approach to capital measurement and risk management for CRD IV. As a result, Santander UK Group Holdings plc is classified as a significant subsidiary of Banco Santander SA. For more on the CRD IV risk measurement of our exposures, see Banco Santander SA’s Pillar 3 report.

Key metrics (unaudited)

The main metrics we use to measure capital risk are:

Key risk metrics	Description
CET1 capital ratio	CET1 capital as a percentage of RWAs.
Total capital ratio	CRD IV end-point Tier 1 capital divided by RWAs.
UK leverage ratio	CRD IV end-point Tier 1 capital divided by regulatory exposure.

Stress testing (unaudited)

Each year we create a capital plan, as part of our ICAAP. We share our ICAAP with the PRA. The PRA then tells us how much capital (Pillar 2A), and of what quality, it thinks we should hold on top of our Pillar 1 requirements.

We also develop a series of macroeconomic scenarios to stress test our capital needs, and confirm that we have enough regulatory capital to meet our projected and stressed capital needs and to meet our obligations as they fall due. We augment our regulatory minimum capital with internally assigned buffers. We hold buffers to ensure we have enough time to take action against unexpected movements.

Risk mitigation

We have designed our capital risk framework, policies and procedures to ensure that we operate within our risk appetite.

We manage capital transferability between our subsidiaries in line with our business strategy, our risk and capital management policies, and UK laws and regulations. There are no legal restrictions on us moving capital resources promptly, or repaying liabilities, between the Company and its subsidiaries.

Risk monitoring and reporting

We monitor and report regularly against our capital plan. We do this to identify any change in business performance that might affect our capital. Every month, we also review the economic assumptions we use to create and stress test our capital plan. We do this to identify any potential reduction in our capital.

CAPITAL RISK REVIEW

2017 compared to 2016 (unaudited)

Our CET1 capital ratio improved 60bps to 12.2% at 31 December 2017 (2016: 11.6%), reflecting higher CET1 capital from steady profits and lower RWAs. Our total capital ratio increased to 17.8% at 31 December 2017 (2016: 17.3%), partially offset by the transitional impact of CRD IV Minority Interest that reduces recognition of grandfathered capital instruments issued by our operating company.

RWAs decreased £0.6bn, with RWA management, including securitisations.

–	Retail Banking RWAs were up, broadly in line with an increase in customer loans and in average mortgage risk-weights.
–	Commercial Banking RWAs decreased 5%, with RWA management, including securitisations and lower CRE exposures.
–	In Global Corporate Banking an increase in Carillion plc provisions reduced our exposure and therefore reduced RWAs. We have also recalibrated some of our models. RWAs attributable to customer loans were £7.2bn (2016: £7.5bn).
–	Corporate Centre RWAs increased to £7.0bn, with higher market and counterparty credit risk, partially offset by a reduction in non-core customer loans.

Bank of England stress testing

The latest PRA stress test results were released on 28 November 2017. We significantly exceeded the PRA’s stress test CET1 capital ratio threshold requirement of 7.6%, with a stressed CET1 capital ratio of 9.6%, before management actions and 9.7% after allowed management actions. We also exceeded the leverage threshold requirement of 3.25%, with a stressed leverage ratio of 3.3%. Once again, we had the lowest stressed CET1 drawdown of all the participating UK banks, demonstrating the resilience of our balance sheet and predictable medium-low risk profile.

The Bank of England’s CET1 hurdle rate comprises the CRR Pillar 1 minimum of 4.5% and the Pillar 2A CET1 minimum of 3.1%. The minimum came into effect on 1 January 2018 and represents an increase of 0.3 percentage points over the previous Pillar 2A CET1 minimum of 2.8%, which was applicable until 31 December 2017.

Our plans for 2018 include a number of refinements to our regulatory capital models in response to supervisory recommendations and consultations. The FPC announced an increase in the countercyclical buffer from 0% to 1%. IFRS 9 was implemented from 1 January 2018, changing the way in which we raise loan loss provisions, and has the potential to make regulatory stress testing results far more pro-cyclical than the current approach. We are engaging with the PRA regarding disclosures and the need to recalibrate capital requirements as a result of this change in approach. The estimated impact of IFRS 9 on the CET1 capital ratio is 8bps before the application of any regulatory transitional arrangements which the Santander UK group will adopt and which is expected to reduce the amount impacting the CET1 capital ratio in 2018. As a result, the adoption of IFRS 9 is not expected to have a material impact on the Santander UK group’s capital position.

Key capital ratios (unaudited)

	Santander UK Group Holdings plc		Santander UK plc
	2017%	2016%	2017%	2016%
CET1 capital ratio	12.2	11.6	12.2	11.6
AT1	2.3	1.8	2.4	1.8
Grandfathered Tier 1	0.5	0.5	0.8	0.8
Tier 2	2.8	3.4	4.3	4.3
Total capital ratio	17.8	17.3	19.7	18.5

The total capital difference between Santander UK Group Holdings plc and Santander UK plc was due to the recognition of minority interests. The total subordination available to Santander UK plc bondholders was 19.7% (2016: 18.5%) of RWAs.

Regulatory capital resources

This table provides an analysis of our regulatory capital.

	2017 £m	2016(1) £m
Common Equity Tier 1 (CET1) capital instruments and reserves:
– Capital instruments	7,060	7,060
– Retained earnings	6,399	5,925
– Accumulated other reserves and non-controlling interests	453	674
CET1 capital before regulatory adjustments	13,912	13,659
CET1 regulatory adjustments:
– Additional value adjustments	(70)	(105)
– Goodwill (net of tax)	(1,165)	(1,170)
– Other intangibles	(539)	(482)
– Fair value reserves related to gains or losses on cash flow hedges	(228)	(471)
– Negative amounts resulting from the calculation of regulatory expected loss amounts	(748)	(690)
– Gains or losses on liabilities valued at fair value resulting from changes in own credit standing	(13)	(66)
– Deferred tax assets that rely on future profitability excluding timing differences	(25)	(5)
– Defined benefit pension fund assets	(333)	(297)
– Dividend accrual	(19)	(17)
– Deduction for non-controlling interests	(152)	(150)
CET1 capital	10,620	10,206
Additional Tier 1 (AT1) capital instruments:
– Capital instruments	2,041	1,545
– Amount of qualifying items subject to phase out from AT1	707	721
– Regulatory deductions for instruments issued by subsidiary undertakings	(301)	(233)
AT1 capital	2,447	2,033
Tier 1 capital	13,067	12,239
Tier 2 capital instruments:
– Capital instruments	2,749	2,991
– Amount of qualifying items subject to phase out from Tier 2	587	781
– Regulatory deductions for instruments issued by subsidiary undertakings	(915)	(817)
Tier 2 capital	2,421	2,955
Total regulatory capital	15,488	15,194

(1)	Restated to reflect the change in accounting policy relating to business combinations between entities under common control, as described in Note 1 to the Consolidated Financial Statements.